UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2019
VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective February 21, 2019, Lloyd Carney was appointed as a new member of our board of directors. In connection with the appointment of Mr. Carney, the size of our board was increased from nine to ten members. Mr. Carney is expected to join our Audit and Finance Committee.

Mr. Carney is the Chairman and Chief Executive Officer of ChaSerg Technology Acquisition Corp., a technology acquisition company. He was the Chief Executive Officer of Brocade Communications Systems Inc., or Brocade, a global supplier of networking hardware and software, from January 2013 until 2017, when it was acquired by Broadcom. Prior to Brocade, he served as Chief Executive Officer of Xsigo Systems, a cloud-based infrastructure solutions provider, until its acquisition by Oracle. He has also served as the Chief Executive Officer and Chairman of Micromuse Inc., a software solutions provider for business and service assurance, until its acquisition by IBM. Earlier in his career he had held senior leadership roles at Juniper Networks, Inc., Nortel Networks Inc., and Bay Networks, Inc. He currently sits on the board of directors at Visa Inc. and Nuance Communications, Inc.  He holds a Bachelor of Science degree in Electrical Engineering Technology from Wentworth Institute, a Master of Science degree in Applied Business Management from Lesley College, and Honorary Doctorate degree in Engineering from Wentworth Institute.

Upon joining the board on February 21, 2019, Mr. Carney received a $400,000 restricted stock unit award that vests in February 2019. Additional information regarding our compensation policies for non-employee directors can be found in Exhibit 10.39 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. There is no arrangement or understanding between Mr. Carney and any other persons pursuant to which Mr. Carney was appointed to our board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: February 22, 2019	/s/ Michael Parini
Michael Parini Executive Vice President, Chief Legal and Administrative Officer